Semi-Annual Report

June 30, 2012

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	14

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Shorter cycles and faster turns

Dear Shareholder,

Has the character of financial markets changed over the past few years? Investors seem to react to daily headlines rather than evolving investment fundamentals, producing a herd mentality that can amplify market volatility. Switches into and out of risky assets now occur in days rather than months or years; these "risk-on" and "risk-off" periods can be intense, at times leaving few places to hide.

We think the reasons for volatile investor behavior can be found in current macroeconomic conditions, which are marked by high levels of government debt in most of the developed world and concerns about a global slowdown. Meanwhile, policymakers have a limited range of options with which to combat downturns. With short-term interest rates already near zero, there is little room for central banks to stimulate economic growth via traditional monetary policy. Fiscal policy — spending and taxes — is also hamstrung given elevated sovereign debt levels.

As a result, a number of central banks have resorted to quantitative easing ("QE"), a technique that involves the purchase of financial assets directly from banks rather than the purchase or sale of government bonds. This action increases the banks' excess reserves and lowers the yield on the assets bought. QE thus can help fuel the economic engine when it starts to sputter, but typically with a minimal inflationary impact since the extra money is not spent in the real economy. The drawback is that the impact of QE is much shorter lived than that of the traditional tools. Nonetheless, given the lack of alternatives, it's quite possible central banks — including the U.S. Federal Reserve — will undertake new rounds of QE should economic conditions dictate. Anticipation of these measures is likely to increase investor uncertainty and intensify risk-on/risk-off activity.

How should investors respond to these conditions? We think most investors would be best served by focusing on the long term and keeping their investments aligned with their goals. Discuss investment ideas and portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
July 27, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice, and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX-MONTHS ENDED JUNE 30, 2012

In the early part of our new fiscal year, improved economic and financial conditions produced the best first quarter performance since 1998 for global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends. But from there global equities retreated as, for the third straight year, the basis of the earlier optimism was undermined by events. For the first half of the fiscal year, the MSCI World IndexSM Index gained 6.45%. (The MSCI World IndexSM returned 5.91% for the six months ended June 30, 2012, measured in U.S. dollars.)

Much of the first quarter's upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. By March, the Bureau of Labor Statistics had announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. The deterioration was fast however, culminating in the June report which showed only 69,000 jobs created the prior month with the three month average down to 96,000. While the unemployment rate was pared to 8.2%, the labor force participation rate languished near decades-low levels.

By the end of June, the trend in other economic statistics was mixed to negative. Retail sales and factory orders had fallen for two months. Indices of manufacturing activity in the New York and Philadelphia areas were slumping, although the Chicago region's index edged up. Personal spending and wages & salaries were practically stagnant. Gross domestic product ("GDP") growth decelerated to 1.9% (quarter-over-quarter annualized) from 3.0%.

The Federal Reserve seemed to be out of ammunition. Its June announcement that it would extend its "Operation Twist" program left markets unimpressed.

A glimmer of better, or at least less bad news, came from the housing market. New and pending home sales bounced from low levels, while the latest S&P/Case-Shiller 20-City Composite Home Price Index was down 1.9% from the prior year, the smallest decline since November 2010.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 8.1% in the first quarter of 2012 over the same quarter in 2011, the lowest rise since the second quarter of 2009.

But the euro zone's enduring sovereign debt crisis continued to move markets the most. The European Central Bank's €1 trillion in cheap three-year loans to more than 800 banks under its Longer Term Refinancing Operations ("LTRO") was initially perceived to reduce the risk of bank failures. But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident. Inconclusive May elections in Greece presaged further elections in June, from which pro-euro parties were unenthusiastically elected to form a government.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but market relief lasted literally hours, as the unsatisfactory features of the likely operation emerged.

In the last few days of June, leaders held yet another "summit" meeting to address these issues, and this time delivered a package of measures that exceeded admittedly rock-bottom expectations. A single bank supervisory mechanism would be initiated with the first proposals considered by the end of 2012. Thereafter loans from European stability funds would be made directly to Spanish banks and would not have senior status.

Investor approval of these measures sent global equities up 2.40% on the last day of June. The euro zone's deeper seated problems remain to be solved.

In U.S. fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.37% in the six months through June, mostly in the later months as conditions deteriorated. The Barclays Capital U.S. Corporate Investment Grade Bond sub-index returned 4.65%, ahead of the Barclays Capital U.S. Treasury sub-index which returned 1.51%, with the Barclays Capital Mortgage-Backed Securities sub-index little better at 1.66%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index produced an equity-like return of 7.23%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.49% in the first half of the fiscal year, despite Goldman Sachs' recommendation on June 21st to sell the index short. Adding to the caution was the likelihood that index companies would record barely positive annual earnings growth in the second quarter. By sector, the order of merit changed markedly over the period, but when it was over, telecommunications stood at the top, returning 16.51%, while the only losing sector was energy, down 2.34%.

In currency markets, after early weakness, the ongoing euro zone crisis drove the U.S. dollar up 3.93% against the euro. The U.S. dollar was little changed against the pound, slipping 0.62%, but gained 2.64% on the yen, amid suspicions of Bank of Japan intervention during periods of yen strength.

In international markets, the MSCI Japan® Index rose 6.96% for the half year, well off its best levels. Early optimism about the Bank of Japan's newly adopted inflation target and increased asset purchases was eroded by the euro zone crisis and the slowdown in China. The MSCI Europe ex UK® Index added 3.79%, courtesy of a final-day boost worth 3.80%, pursuant to the events at the end of June described above. Initial relief from LTRO had proved all too short, while sentiment was also depressed by flat to falling GDP and unemployment breaching 11%. The MSCI UK® Index rose a comparatively muted 2.41% as the U.K.'s more heavily weighted energy and materials companies underperformed their continental European competitors, while the U.K. economy re-entered recession in the face of sagging construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

Barclays Capital Mortgage-Backed Securities Index	An unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and the Federal Home Loan Mortgage.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the semi-annual period ended June 30, 2012, the Trust returned 7.10%, net of fees and expenses, compared to the S&P 500® index, which returned 9.49 % for the same period.

Portfolio Specifics: Not owning technology stocks such as Apple Inc. and Microsoft Inc. was unfavorable to returns, as these stocks rose significantly during the period. Within energy the Trust's positions in integrated oil and gas companies such as Exxon Mobil Corp. and Chevron Corp detracted from returns as these high quality stocks lagged due to the low quality risk rally and declining oil prices. Another area of underexposure within the Trust is financials; not owning Bank of America Corp. and Wells Fargo & Co. hurt returns. Owning industrials companies such as Union Pacific Corp. and Fortune Brands Home & Security Inc. was favorable to results.

Outlook and Current Strategy: We are encouraged by the long term outlook for the Trust given its holding of what we believe are high quality, well respected leaders in their industries and strong market positions. We believe these companies are relatively well positioned to withstand this economic downturn as they generally have better access to capital, solid cash reserves, global exposure and diverse business lines.

Sector Diversification
as of June 30, 2012

(as a percentage of net assets)

Energy	28.6%
Industrials	19.2%
Materials	15.3%
Consumer Staples	9.2%
Financials	8.7%
Utilities	8.6%
Consumer Discretionary	7.8%
Telecommunication Services	1.6%
Assets in Excess of Other Liabilities	1.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings as of June 30, 2012

(as a percentage of net assets)

ExxonMobil Corp.	14.9%
Union Pacific Corp.	11.5%
Praxair, Inc.	9.5%
Chevron Corp.	9.0%
Berkshire Hathaway, Inc.	8.7%
Procter & Gamble Co.	5.2%
Beam, Inc.	4.0%
Consolidated Edison, Inc.	4.0%
Honeywell International, Inc.	3.5%
EI Du Pont de Nemours & Co.	3.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2012, and the related statement of operations for the six month period then ended, the statement of changes in net assets for the six month period ended June 30, 2012 and for the year ended December 31, 2011, and the financial highlights for the six month period ended June 30, 2012 and for each of the years in the five-year period ended December 31, 2011. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B as of June 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2012

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2012

ASSETS:
Investments in securities at value (identified cost $544,119,954)	$739,873,953
Cash (Note 2)	9,490,027
Receivables:
Participations sold	2,585,086
Dividends	1,004,639
Prepaid expenses	47,897
Total assets	753,001,602
LIABILITIES:
Payable for investment securities purchased	2,547,951
Payable for participations redeemed	1,294,248
Distributions payable	1,268,655
Accrued Sponsor's maintenance fees payable	236,307
Other accrued expenses and liabilities	57,078
Total liabilities	5,404,239
NET ASSETS:
Balance applicable to participations at June 30, 2012, equivalent to $23.76 per participation on 31,465,842 participations outstanding	$747,597,363

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2012

INVESTMENT INCOME:
Dividends	$8,841,081
Total investment income	8,841,081
EXPENSES:
Sponsor maintenance fees (Note 4)	1,432,613
Transfer agent fees	198,636
Shareholder reporting expense	21,209
Registration and filing fees	43,426
Professional fees	50,081
Custody and accounting expense (Note 4)	36,136
Miscellaneous expense	3,501
Total expenses	1,785,602
Net investment income	7,055,479
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,894,914
Net change in unrealized appreciation on investments	35,699,777
Net realized and unrealized gain on investments	41,594,691
Increase in net assets resulting from operations	$48,650,170

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$7,055,479	$10,300,220
Net realized gain(loss) on investments	5,894,914	(24,724)
Net change in unrealized appreciation or depreciation on investments	35,699,777	47,261,669
Increase in net assets resulting from operations	48,650,170	57,537,165
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(6,885,592)	(9,767,131)
Net realized gains	—	—
Return of capital	—	(721,655)
Total distributions	(6,885,592)	(10,488,786)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	160,763,461	291,162,767
Reinvestment of distributions	5,622,074	8,647,502
	166,385,535	299,810,269
Cost of participations redeemed	(114,066,381)	(119,008,332)
Net increase (decrease) in net assets resulting from participation transactions	52,319,154	180,801,937
Net increase in net assets	94,083,732	227,850,316
NET ASSETS:
Beginning of year (period)	653,513,631	425,663,315
End of year (period)	$747,597,363	$653,513,631

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year or period.

		Six Months Ended June 30,	Year Ended December 31,
		2012	2011	2010	2009		2008	2007
Per Participation Operating Performance:
Net asset value, beginning of year or period	$	22.39	20.29	17.34	16.11		22.98	21.97
Income (loss) from investment operations:
Net investment income	$	0.23 *	0.41	0.34	0.37	*	0.48	0.40	*
Net realized and unrealized gain (loss) on investments	$	1.36	2.07	3.23	1.53		(7.15)	1.95
Total income (loss) from investment operations	$	1.59	2.48	3.57	1.90		(6.67)	2.35
Less distributions/allocations from:
Net investment income	$	0.22	0.36	0.37	0.62		0.20	0.38
Net realized gains	$	—	—	0.25	—		0.00 **	0.51
Tax return of capital	$	—	0.02	—	0.05		—	0.45
Total distributions/allocations	$	0.22	0.38	0.62	0.67		0.20	1.34
Net asset value, end of year or period	$	23.76	22.39	20.29	17.34		16.11	22.98
Total Return(1)%		7.10	12.24	21.19	12.15		(29.25)	10.82
Ratios and Supplemental Data:
Net assets, end of year or period (000's)	$	747,597	653,514	425,663	381,010		364,244	461,324
Ratios to average net assets:
Expenses(2)%		0.50	0.49	0.54	0.59		0.51	0.49
Net investment income(2)%		1.97	1.90	1.95	2.40		2.15	1.75

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

(2)  Annualized for periods less than one year.

*  Calculated using average number of participations outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment in common stocks of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-two corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Portfolio securities reported by NASDAQ will be valued at NASDAQ Official Closing Price on the valuation day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the six months ended June 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. At

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

June 30, 2012, the cost of the Trust's portfolio of investments for tax purposes was $544,119,954.

As of June 30, 2012, the tax basis net unrealized appreciation of portfolio securities was $195,753,999, comprised of unrealized appreciation of $202,502,597 and unrealized depreciation of $6,748,598.

As of June 30, 2012, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2012, distributions from net investment income were $6,885,592, equivalent to $0.22 per participation. For the year ended December 31, 2011, distributions from net investment income were $9,767,131, equivalent to $0.36 per participation.

For the six months ended June 30, 2012 and for the year ended December 31, 2011, there were no distributions of net realized gains.

For the six months ended June 30, 2012, there were no distributions from tax return of capital, and for the year ended December 31, 2011, the distributions from tax return of capital were $721,655 equivalent to $0.02 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $36,136 for the six months ended June 30, 2012.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, the cost of purchases and proceeds of sales of investment securities were $68,277,333 and $13,015,743 respectively.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2012 (CONTINUED)

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2012, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$548,499,127
Net unrealized appreciation in value of securities	195,753,999
Trust Fund	744,253,126
Distributable fund	3,344,237
Total net assets	$747,597,363

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Issued on payments from holders	6,906,215	13,407,253
Issued on reinvestment of dividends and distributions/ allocations	236,633	385,916
Redeemed	(4,865,750)	(5,586,919)
Net increase (decrease)	2,277,098	8,206,250

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF JUNE 30, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 7.8%
369,451		CBS Corp. - Class B	$12,110,604	1.6
455,134		Comcast Corp. - Class A	14,550,634	2.0
475,251		Foot Locker, Inc.	14,533,175	1.9
369,451		Viacom - Class B	17,371,586	2.3
			58,565,999	7.8
		Consumer Staples: 9.2%
475,251		Beam, Inc.	29,698,435	4.0
639,451		Procter & Gamble Co.	39,166,374	5.2
			68,864,809	9.2
		Energy: 28.6%
640,851		Chevron Corp.	67,609,781	9.0
1,300,151		ExxonMobil Corp.	111,253,921	14.9
669,551		Marathon Oil Corp.	17,120,419	2.3
391,332		Marathon Petroleum Corp.	17,578,633	2.4
			213,562,754	28.6
		Financials: 8.7%
778,743	@	Berkshire Hathaway, Inc.	64,892,654	8.7
		Industrials: 19.2%
475,251	@	Fortune Brands Home & Security, Inc.	10,583,839	1.4
1,011,051		General Electric Co.	21,070,303	2.8
475,251		Honeywell International, Inc.	26,538,016	3.5
718,151		Union Pacific Corp.	85,682,596	11.5
			143,874,754	19.2

Shares		Value	Percentage of Net Assets
	Materials: 15.3%
621,218	Dow Chemical Co.	$19,568,367	2.6
475,251	EI Du Pont de Nemours & Co.	24,033,443	3.2
648,751	Praxair, Inc.	70,538,696	9.5
		114,140,506	15.3
	Telecommunication Services: 1.6%
333,648	AT&T, Inc.	11,897,888	1.6
	Utilities: 8.6%
475,251	Ameren Corp.	15,939,919	2.1
475,251	Consolidated Edison, Inc.	29,555,860	4.0
750,659	NiSource, Inc.	18,578,810	2.5
		64,074,589	8.6
	Total Common Stock (Cost $544,119,954)	739,873,953	99.0
	Assets in Excess of Other Liabilities	7,723,410	1.0
	Net Assets	$747,597,363	100.0

@  Non-income producing security

Cost for federal income tax purposes is $544,119,954.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$202,502,597
Gross Unrealized Depreciation	(6,748,598)
Net Unrealized Appreciation	$195,753,999

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Asset Table
Investments, at value
Common Stock*	$739,873,953	$—	$—	$739,873,953
Total Investments, at value	$739,873,953	$—	$—	$739,873,953

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2012.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

SAR-CLTB (0612-081712)